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                                                                    Exhibit 10.5

FOURTH AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

         This Fourth Amendment to Registration Rights Agreement ("Amendment No. 4") is made and entered into on this 20th day of January, 1994, by and among Argus Pharmaceuticals, Inc., a Delaware corporation (the "Company"), Vector Securities International, Inc., a Delaware corporation ("Vector"), and the persons and entities whose name appear on the signature pages hereof (collectively, the "Purchasers").

         WHEREAS, the Company and certain of the Purchasers are parties to that certain Registration Rights Agreement dated August 2, 1989 (as amended, the "Agreement"), pursuant to which the Company granted such Purchasers certain registration rights with respect to the shares of common stock, par value $.001 per share ("Common Stock"), that such Purchasers acquired on the conversion of the Company's Series A and Series B preferred stock, par value $.001 per share; and

         WHEREAS, the Company, certain of the Purchasers and Pacificorp Credit, Inc., d/b/a Pacific Venture Finance, Inc. ("Pacificorp"), entered into a Waiver and First Amendment to the Agreement dated April 18, 1990 ("Amendment No. 1"), which provided Pacificorp with certain registration rights with respect to the shares of Common Stock that it is entitled to acquire on the exercise of certain Common Stock purchase warrants; and

         WHEREAS, the Company, certain of the Purchasers and certain additional parties entered into a Second Amendment to the Agreement dated October 31, 1991 ("Amendment No. 2"), which provided such additional parties certain registration rights with respect to the shares of Common Stock that were acquired on the conversion of the Series C preferred stock, par value $.001 per share; and

         WHEREAS, the Company, the Purchasers and Genzyme Corporation, a Massachusetts corporation ("Genzyme"), entered into a Third Amendment to the Agreement dated September 10, 1993 ("Amendment No. 3"), which provided Genzyme with certain registration rights with respect to the shares of Common Stock acquired by Genzyme pursuant to a Stock Purchase Agreement dated September 10, 1993; and

         WHEREAS, the Company and Vector have negotiated the terms of a Stock Purchase Warrant (the "Vector Warrant"), and the Company has agreed to grant Vector certain registration rights with respect to the shares of Common Stock to be acquired on exercise of such Vector Warrant.

         NOW THEREFORE, in consideration of the premises and certain other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:



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         1.       The definition of "Holders" included in Section 1 of the
                  Agreement is hereby deleted in its entirety and replaced with the following:

                  "Holders" shall mean the Purchasers, any persons who are granted registration rights by the Company subsequent to the date hereof and any persons who are transferred registration rights pursuant to Section 2.9 hereof.

         2. The definition of "Purchasers" included in Section 1 of the Agreement is hereby amended to include Vector.

         3. The term "Registrable Securities" included in Section 1 of the Agreement is hereby amended to include the shares of Common Stock to be issued to Vector from time to time on exercise of the Vector Warrant.

         4. Section 2.3 of the Agreement is hereby deleted in its entirety and shall read in its entirety as follows:

                  Amendment of Registration Rights. The Company and the Holders acknowledge that the terms of this Agreement were based on the terms of rights to register the Registrable Securities under the Securities Act of 1933, as amended, granted by the Company to other stockholders of the Company ("Registration Rights"). The Company hereby agrees that if the Company, after the date hereof, grants to any person Registration Rights that provide for terms that are in any manner more favorable to the holder of such Registration Rights than the equivalent terms of this Agreement (or if the Company amends or waives any provision of any Registration Rights existing on the date hereof to provide for terms that are more favorable to the holder thereof than the equivalent terms of this Agreement), then the Company shall amend this Agreement to provide for any (or all) of such more favorable terms as the Holders shall elect to include herein.

         5. This Amendment No. 4 may be executed in one or more counterparts and shall be effective when a counterpart signature page is executed by the Company, Vector and the holders of 66-2/3% of the outstanding Registrable Securities, as defined in the Agreement. Except as amended hereby, the Agreement shall remain in full force and effect.




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         IN WITNESS WHEREOF, the parties have executed and delivered the
Amendment No. 4 as of the date first above written.


                                  ARGUS PHARMACEUTICALS, INC.

                                  By:      /s/David M. Leech
                                           David M. Leech, President

                                  VECTOR SECURITIES INTERNATIONAL, INC.

                                  By:      /s/D. Theodore Berghorst
                                           D. Theodore Berghorst
                                  Title:   Chairman and CEO

                                  ALLSTATE INSURANCE COMPANY

                                  By:      /s/Its Authorized Signatories
                                           Its Authorized Signatories
                                  Title:   Chairman and CEO

                                  BFC VENTURES LTD. - 1983

                                  By:      /s/Lloyd M. Butke
                                           Lloyd M. Butke
                                  Title:   General Partner


                                  /s/Luis T. Campos, M.D.
                                  Luis T. Campos, M.D.

                                  R.W. Cunningham, I.R.A.

                                  By:      /s/Authorized Signature
                                           Authorized Signature
                                  Title:   Vice President

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                                 ESSEX VENTURE PARTNER, L.P. FUND I

                                 By:
                                 Title:


                                 ESSEX VENTURE PARTNER, L.P. FUND II

                                 By:
                                 Title:


                                 THE GENESIS FUND, LTD.

                                 By:      /s/Authorized Signature
                                          Authorized Signature
                                 Title:   General Partner


                                 Norman Green

                                 /s/Jeffrey A. Hoffman
                                 Jeffrey A. Hoffman

                                 /s/Miguel Miro-Quesada, M.D.
                                 Miguel Miro-Quesada, M.D.

                                 A.G. Edwards & Sons,
                                 Custodian for Stuart Schube, I.R.A.

                                 By:
                                 Title:

                                 /s/Stuart Schube
                                 Stuart Schube

                                 /s/Authorized Signature
                                 Stuart Schube, Trustee


                                 TRIAD VENTURE LIMITED

                                 By:      /s/Authorized Signature
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                                          Authorized Signature
                                 Title:   General Partner

                                 TRIAD VENTURES LIMITED LIMITED II, L.P.

                                 By:      /s/Authorized Signature
                                          Authorized Signature
                                 Title:   General Partner


                                 UNCO VENTURES, INC.

                                 By:      /s/Authorized Signature
                                          Authorized Signature
                                 Title:   General Partner


                                 THE WOODLANDS VENTURE CAPITAL
                                 COMPANY

                                 By:      /s/Authorized Signature
                                          Authorized Signature
                                 Title:   President


                                 THE WOODLANDS VENTURE FUND, L.P.

                                 By:      /s/Martin P. Sutter
                                          Martin P. Sutter
                                 Title:   Managing General Partner


                                 GENZYME CORPORATION

                                 By:      /s/Authorized Signature
                                          Authorized Signature
                                 Title:   CEO